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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2004

                           THE COOPER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-8597                        94-2657368
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
      of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition.

On December 13, 2004, The Cooper Companies, Inc. issued a press release reporting results for its fourth quarter and fiscal year ended October 31, 2004. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

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
Exhibit
  No.     Description
-------   -----------
  99.1    Press Release dated December 13, 2004 of The Cooper Companies, Inc.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE COOPER COMPANIES, INC.


                                               By /s/ Rodney E. Folden
                                                  ------------------------------
                                                  Rodney E. Folden
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated: December 20, 2004





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                                  EXHIBIT INDEX

Exhibit                                                         Sequentially
  No.     Description                                           Numbered Page
-------   -----------                                           -------------
  99.1    Press Release dated December 13, 2004 of The Cooper
          Companies, Inc.